EXHIBIT 99.1

Body and Mind Completes Oversubscribed CAD$10 Million Financing

Vancouver, British Columbia – May 20, 2019 – Body and Mind Inc. (“BaM” or the “Company”) (CSE: BAMM) (OTC Pink: BMMJ), a multi-state operator with assets in Nevada, California, Ohio and Arkansas, is pleased to announce it has closed its previously announced private placement offering with M Partners Inc., as lead agent, together with a syndicate of agents including PI Financial Corp. (collectively, the “Agents”), for 11,780,904 units of the Company (the “Units”) at a price of CAD$1.25 per Unit for gross proceeds of CAD$14,726,130 (the “Offering”).

Robert Hasman, President of Nevada Medical Group and a director of BaM commented, “The financing was originally planned for gross proceeds of up to CAD$10 million and we are extremely pleased with the increased interest which will allow us to accelerate our growth as a multi-state operator. We have developed multiple platforms to leverage our significant cannabis experience in Nevada and expand our quality brands. We look forward to advancing our numerous projects including facility expansion and construction, optimization, state licensing opportunities and acquisitions.”

Each Unit is comprised of one common share of the Company (each, a “Share”) and one common share purchase warrant of the Company (each, a “Warrant”). Each Warrant entitles the holder thereof to acquire one common share of the Company (each, a “Warrant Share”) at an exercise price of CAD$1.50 per Warrant Share for a period of 48 months following the closing date, subject to adjustment in certain events.

The Agents received a cash commission on the sale of the Offering to non-U.S. persons of CAD$793,937.50. The Agents also received as additional consideration 635,150 non-transferable broker warrants (each, a “Broker Warrant”). Each Broker Warrant entitles the holder thereof to acquire one Unit of the Company at an exercise price of CAD$1.25 per Unit for a period of 48 months following the closing date. M Partners Inc. also received a corporate finance fee of CAD$84,750 inclusive of applicable taxes.

The net proceeds received by the Company from the Offering will be used for expanding production capacity, building out dispensaries, expansion of operations and for working capital and general corporate purposes.

The Shares, Warrants and Broker Warrants and any Shares, Warrants and Warrant Shares issued upon exercise of the Warrants and Broker Warrants (collectively, the “Securities”) issued pursuant to the Offering have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws of the United States. Accordingly, the Securities of the Company may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons unless registered under the U.S. Securities Act and applicable state securities laws or pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities of the Company.

The Securities issued pursuant to the Offering are “restricted securities” as defined under Rule 144(a)(3) of the U.S. Securities Act and contain the appropriate restrictive legends as required under the U.S. Securities Act. In addition, the Securities are subject to a statutory hold period in Canada of four months and one day following the closing date in accordance with applicable Canadian securities laws, which shall expire on September 18, 2019.

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

For more information please contact:

Body and Mind Inc.

Michael Mills

Tel: 800-361-6312

mmills@bamcannabis.com

About Body and Mind Inc.

BaM is a publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly-owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licences and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges and Lucid Mood offerings. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, Arkansas, Ohio and investment in California and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.